                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  October 21, 1998



                              THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                    1-13664              94-3199675
   (State of Incorporation)    (Commission File Number)  (I.R.S. Employer
                                                         Identification No.)



           601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA       94111
                 (Address of principal executive offices)       (Zip Code)


Registrant's telephone number including area code:  (415) 788-7878


     ___________________________________________________________________
       (Former name or former address, if changed since last report.)
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Item 5.  Other Events

On October 21, 1998 The Omnibus Spending Bill of 1999 was adopted. This legislation included a provision repealing section 202 of H.R. 4194, the Departments of Veteran Affairs ("VA") and Housing and Urban Development ("HUD") and Independent Agencies appropriations Act, 1999. The repealed section 202 would have amended the charter for the Federal Home Loan Mortgage Corporation ("Freddie Mac") to allow it to use any method of default loss protection that is financially equal or superior, on an individual or pooled basis, to the protection provided by private mortgage insurance companies.

During a presentation at the Mortgage Bankers Association of America annual convention earlier this week, Freddie Mac's Chairman, Leland Brendsel, announced that Freddie Mac would pursue a permanent charter amendment that would allow Freddie Mac to utilize alternative forms of default loss protection, such as spread accounts, or otherwise forego the use of private mortgage insurance on higher loan-to-value mortgages. Currently, Freddie Mac can purchase loans with down payments of less than 20%, only if the loans are insured or use other limited methods to protect against default. At a press briefing during the same Mortgage Bankers Association convention, the Chairman and Chief Executive Officer of Federal Home Loan Mortgage Corporation ("Fannie Mae"), James Johnson, announced that although Fannie Mae declined to join Freddie Mac in seeking a charter amendment, Fannie Mae is interested in pursuing new risk management options. Mr. Johnson also announced that Fannie Mae is working with mortgage insurers and lenders on appropriate risk management and dispersion of risk.

The TPG Group, Inc. ("Company") conducts its residential mortgage insurance business through its wholly-owned subsidiaries, including PMI Mortgage Insurance Co. ("PMI"). Private mortgage insurers, including PMI, compete directly with federal and state governmental and quasi-governmental agencies, principally the FHA and, to a lesser degree, the VA. Although management believes that it is too early to ascertain the impact of Freddie Mac's intent to seek a charter amendment, any change in legislation which affects the ability of FHA, Freddie Mac, Fannie Mae or the VA to offer a substitute for mortgage insurance, would likely have an adverse affect on the competitive position of PMI and consequently could materially and adversely affect the Company's financial condition and results of operations.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

      None

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              The PMI Group, Inc.
                              (Registrant)



October 23, 1998              By: /s/ Victor J. Bacigalupi
                                 -----------------------------------
                                      Victor J. Bacigalupi
                                      Senior Vice President,
                                      General Counsel and Secretary